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                                                                    Exhibit 24.1

CONFORMED

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Anderson L. Smith as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form AC Application for Conversion by Jefferson Bancshares, M.H.C., and the Registration Statement on Form S-1 by Jefferson Bancshares, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitute may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application and the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

         NAME                                              DATE
         ----                                              -----

/s/ Anderson L. Smith                                      March 21, 2003
----------------------------
Anderson L. Smith
President, Chief Executive Officer and Director
(principal executive officer)
Jefferson Bancshares, Inc.

President, Chief Executive Officer and Director
(principal executive officer)
Jefferson Bancshares, M.H.C.


/s/ Jane P. Hutton                                         March 21, 2003
----------------------------
Jane P. Hutton
Treasurer and Secretary
(principal accounting and financial officer)
Jefferson Bancshares, Inc.

Vice President and Comptroller
(principal accounting and financial officer)
Jefferson Bancshares, M.H.C.

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/s/ John F. McCrary                                        March 21, 2003
----------------------------
John F. McCrary
Director
Jefferson Bancshares, Inc.

Chairman of the Board
Jefferson Bancshares, M.H.C.


/s/ H. Scott Reams                                         March 21, 2003
----------------------------
H. Scott Reams
Director
Jefferson Bancshares, Inc.

Director
Jefferson Bancshares, M.H.C.


/s/ Dr. Jack E. Campbell                                   March 21, 2003
----------------------------
Dr. Jack E. Campbell
Director
Jefferson Bancshares, Inc.

Director
Jefferson Bancshares, M.H.C.


/s/ William T. Hale                                        March 21, 2003
----------------------------
William T. Hale
Director
Jefferson Bancshares, Inc.

Director
Jefferson Bancshares, M.H.C.


/s/ Dr. Terry M. Brimer                                    March 21, 2003
----------------------------
Dr. Terry M. Brimer
Director
Jefferson Bancshares, Inc.

Director
Jefferson Bancshares, M.H.C.


s/ William F. Young                                        March 21, 2003
----------------------------
William F. Young
Director
Jefferson Bancshares, Inc.

Director
Jefferson Bancshares, M.H.C.